LEASE LIABILITIES	12 Months Ended
Dec. 31, 2019
Lease liabilities [abstract]
LEASE LIABILITIES
24	LEASE LIABILITIES

	Property	Ships	Ship equipment	Total
	US$’000	US$’000	US$’000	US$’000

Adjusted balance as at 1 January 2019	592	67,863	211	68,666
Additions	2,161	16,946	82	19,189
Disposal	-	-	(22)	(22)
Interest expense	69	3,365	8	3,442
Lease payments	(665)	(32,538)	(144)	(33,347)
- Principal	(596)	(29,173)	(136)	(29,905)
- Interest	(69)	(3,365)	(8)	(3,442)
Transferred to liabilities of a disposal group held for sale (Note 40)	(38)	-	-	(38)
Effect of foreign currency exchange differences	56	-	-	56
Lease liabilities as at 31 December 2019	2,175	55,636	135	57,946

	31 December 2019	Adjusted as at 1 January 2019
	US$’000	US$’000
Analysed between:
Current portion	24,300	26,088
Non-current portion	33,646	42,578
	57,946	68,666

Maturity analysis of lease liabilities is disclosed in Note 4. The Group does not face a significant liquidity risk with regard to its lease liabilities. Lease liabilities are monitored within the Group’s treasury function.

In 2018, the Group entered in a two year charter contract with options to extend the contracts and purchase options in favour of the company for two supramax drybulk vessels. The charters are expected to commence in September 2020 and January 2021 on delivery of the vessels from the shipyard and as a result, a lease liability and right-of-use asset has not been recognised at 31 December 2019. The aggregated future cash outflows to which the Group is exposed in respect of each charter is fixed payments of $4,453,000 per annum. As the lease is yet to commence, it cannot be determined whether the extension options or the purchase options will be exercised.